Exhibit (a)(9): Board Resolution for establishment of 67 new subaccounts dated September 5, 2012

                             SECRETARY'S CERTIFICATE
                       RIVERSOURCE LIFE INSURANCE COMPANY

Effective as of December 8, 2006, the Board of Directors of RiverSource Life Insurance Company, by unanimous written consent, approved the following resolutions, which remain in full force and effect:

     RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts as they determine to be appropriate;

     RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts; and

As Executive Vice President -- Life & Disability Insurance of RiverSource Life Insurance Company, I hereby establish, pursuant to the authority granted by the Board of Directors, 67 additional subaccounts within the separate account that will invest in the following funds:

subaccount investing in               AllianceBernstein VPS Large Cap Growth Portfolio
                                      (Class B)

subaccount investing in               American Century VP Value, Class II

subaccount investing in               BlackRock Global Allocation V.I. Fund (Class III)

subaccount investing in               Columbia Variable Portfolio -- High Income Fund
                                      (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Marsico International
                                      Opportunities Fund (Class 2)

subaccount investing in               DWS Alternative Asset Allocation Plus VIP, Class B

subaccount investing in               Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2

subaccount investing in               Fidelity(R) VIP Mid Cap Portfolio Service Class 2

subaccount investing in               FTVIPT Franklin Small Cap Value Securities Fund --
                                      Class 2

subaccount investing in               FTVIPT Mutual Shares Securities Fund -- Class 2

subaccount investing in               Janus Aspen Series Janus Portfolio: Service Shares

subaccount investing in               Janus Aspen Series Moderate Allocation Portfolio:
                                      Service Shares

subaccount investing in               MFS(R) Utilities Series -- Service Class

subaccount investing in               Morgan Stanley UIF Mid Cap Growth Portfolio,
                                      Class II Shares

subaccount investing in               Neuberger Berman Advisers Management Trust
                                      Socially Responsive Portfolio (Class S)

subaccount investing in               Oppenheimer Global Securities Fund/VA,
                                      Service Shares

subaccount investing in               Oppenheimer Main Street Small- &Mid-Cap Fund(R)/
                                      VA, Service Shares

subaccount investing in               PIMCO VIT All Asset Portfolio, Advisor
                                      Share Class

subaccount investing in               PIMCO VIT Global Multi-Asset Portfolio,
                                      Advisor Share Class

subaccount investing in               Columbia Variable Portfolio -- Balanced Fund
                                      (Class 3)

subaccount investing in               Columbia Variable Portfolio -- Cash Management
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Diversified Bond
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Dividend Opportunity
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Large Core Quantitative
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Global Bond
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Global Inflation
                                      Protected Securities Fund
                                      (Class 2)

subaccount investing in               Columbia Variable Portfolio -- High Yield Bond
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Income Opportunities
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Limited Duration
                                      Credit Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Mid Cap Growth
                                      Opportunity Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Mid Cap Value
                                      Opportunity Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- S&P 500 Index
                                      Fund (Class 3)

subaccount investing in               Columbia Variable Portfolio -- Short Duration U.S.
                                      Government Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Strategic Income
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Large Cap Growth
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Select Large-Cap
                                      Value Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Select Smaller-Cap
                                      Value Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- Emerging Markets
                                      Fund (Class 2)

subaccount investing in               Columbia Variable Portfolio -- International
                                      Opportunity Fund (Class 2)

subaccount investing in               Variable Portfolio -- Aggressive Portfolio (Class 2)

subaccount investing in               Variable Portfolio -- Conservative Portfolio (Class 2)

subaccount investing in               Variable Portfolio -- Moderate Portfolio (Class 2)

subaccount investing in               Variable Portfolio -- Moderately Aggressive Portfolio
                                      (Class 2)

subaccount investing in               Variable Portfolio -- Moderately Conservative
                                      Portfolio (Class 2)

subaccount investing in               Variable Portfolio -- DFA International Value
                                      Fund (Class 2)

subaccount investing in               Variable Portfolio -- American Century Diversified
                                      Bond Fund (Class 2)

subaccount investing in               Variable Portfolio -- American Century Growth
                                      Fund (Class 2)

subaccount investing in               Variable Portfolio -- Columbia Wanger International
                                      Equities Fund (Class 2)

subaccount investing in               Variable Portfolio -- Columbia Wanger U.S. Equities
                                      Fund (Class 2)

subaccount investing in               Variable Portfolio -- Davis New York Venture Fund
                                      (Class 2)

subaccount investing in               Variable Portfolio -- Eaton Vance Floating-Rate
                                      Income Fund (Class 2)

subaccount investing in               Variable Portfolio -- Goldman Sachs Mid Cap Value
                                      Fund (Class 2)

subaccount investing in               Variable Portfolio -- Invesco International Growth
                                      Fund (Class 2)

subaccount investing in               Variable Portfolio -- J.P. Morgan Core Bond Fund
                                      (Class 2)

subaccount investing in               Variable Portfolio -- Jennison Mid Cap Growth Fund
                                      (Class 2)

subaccount investing in               Variable Portfolio -- Marsico Growth Fund (Class 2)

subaccount investing in               Variable Portfolio -- MFS Value Fund (Class 2)

subaccount investing in               Variable Portfolio -- Morgan Stanley Global Real
                                      Estate Fund (Class 2)

subaccount investing in               Variable Portfolio -- NFJ Dividend Value Fund
                                      (Class 2)

subaccount investing in               Variable Portfolio -- Partners Small Cap Growth
                                      Fund (Class 2)

subaccount investing in               Variable Portfolio -- Partners Small Cap Value Fund
                                      (Class 2)

subaccount investing in               Variable Portfolio -- PIMCO Mortgage-Backed
                                      Securities Fund (Class 2)

subaccount investing in               Variable Portfolio -- Pyramis(R) International Equity
                                      Fund (Class 2)

subaccount investing in               Variable Portfolio -- Nuveen Winslow Large Cap
                                      Growth Fund (Class 2)

subaccount investing in               Variable Portfolio -- Wells Fargo Short Duration
                                      Government Fund (Class 2)

subaccount investing in               Wells Fargo Advantage VT Opportunity Fund --
                                      Class 2

subaccount investing in               Wells Fargo Advantage VT Small Cap Growth
                                      Fund -- Class 2

In accordance with the above resolutions and pursuant to the authority granted by the Board of Directors of RiverSource Life Insurance Company, the Unit Investment Trust comprised of RiverSource Variable Life Separate Account is hereby reconstituted.

/s/ Jon Stenberg                            Received by the Assistant Secretary:

----------------                            /s/ -------------------------------
Jon Stenberg                                    Dixie Carroll

Date: September 5, 2012

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